SEMI-ANNUAL REPORT                      September 30, 1995

First Financial Fund, Inc.

(LOGO)

Letter to Shareholders

November 6, 1995

Dear Shareholder:

  Lower interest rates, a stable economy and a boom in large bank merger activity powered bank stocks to record highs for the six months ended September
30. Banks enjoyed the benign concurrence of declining interest rates and low loan losses while at the same time looking forward to significant deposit insurance relief. "Bank heaven" may be the most apt characterization for the year 1995.

  Robust profitability and record stock prices, combined with only modest loan growth, have kept merger activity at a fevered pace, particularly, as of late, among the nation's largest banks. While the number of merger deals year-to-date is roughly half that of last year, the value of this year's deals has already more than tripled that of 1994, with more than 90% of 1995's transactions valued at $500 million or greater.

Investment Objective
  The Fund seeks long-term capital appreciation by investing in a portfolio of stocks issued by savings and loan companies and banking institutions.

  The performance of First Financial Fund and various benchmarks is shown as follows:


                             TOTAL RETURN
                       As of September 30, 1995

                                      3 Mos.     6 Mos.     12 Mos.
First Financial Fund's (at NAV)*      19.1%      36.5%       35.9%
S&P 500                               7.9        18.3        29.7
NASDAQ Composite**                   11.8        27.7        36.5
NASDAQ Banks**                       13.9        25.9        25.5
SNL Daily**                          15.6        30.1        29.5

  * The Fund's total return represents the change in net asset value from the beginning of the period noted through September 30, 1995 and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the NYSE. Past performance is no guarantee of future results.
 ** Principal only.

  On September 30, your Fund's shares closed at a market price of $14.625 per share, which represented a discount of 3.0% to the net asset value of $15.08.

Stock Listing
The First Financial Fund, Inc.'s common stock is traded on the New York Stock Exchange under the symbol "FF" and is frequently listed as "FrstFnl" or "FstFnlfd" in the financial sections of newspapers. It is also listed in a closed-end fund table every Monday in The Wall Street Journal.

Strategy
  Of our three main thrusts this year, namely, thrift conversions, California-based thrifts, and consumer finance companies, the finance companies have fared best. As a result, we have pared our positions mostly in the finance group but have raised cash across the board as valuations test our upper limits. The continuation of "bank heaven," that is lower interest rates, a benign economy and heavy consolidation activity, has made most of our sales look poorly timed. However, we can only own that for which we have conviction, and conviction for us is strong prospective fundamentals and low valuation, not short-term earnings momentum or industry popularity.

Looking Ahead
  To improve the outlook for small bank, thrift and consumer finance stocks, short-term interest rates must continue to fall and the shape of the yield curve must become more steep. The torrid pace of acquisition activity must continue as well. We are more convinced of the latter than the former, though a back-up in interest rates would probably slow merger activity. We think valuations in our area are high in the absolute, but still reasonable relative to the market overall. In the current market environment we will reserve some buying power for a likely pullback in stock prices, and we would describe ourselves as cautious if not cowardly.

  We thank you for the continued interest in the First Financial Fund and we remain committed to managing the Fund for the benefit of the shareholders.

Sincerely,

Nicholas C. Adams
Portfolio Manager
Wellington Management Company

                          REPORT OF INVESTMENT ADVISER

                                                              1995

----------------------------------------------------------
FIRST FINANCIAL FUND, INC.
Portfolio of Investments
September 30, 1995
(Unaudited)

---------------------------------------------------------
                                                Value
  Shares               Description             (Note 1)
---------------------------------------------------------
              LONG-TERM INVESTMENTS--90.6%
              Common Stocks--88.1%
              Banks and Thrifts--63.6%
    50,000    Avondale Financial Corp.*....  $    687,500
    77,000    Brooklyn Bancorp, Inc.*......     3,012,625
   189,000    Cameron Financial Corp.......     2,693,250
    16,000    Capital Savings Bancorp,
                Inc........................       276,000
   117,800    CCF Holding Co.*.............     1,325,250
   175,000    Cenfed Financial Corp........     4,025,000
    42,900    CF Bancorp, Inc..............     1,694,550
    50,000(D) Citizens Investments, Inc.*
                (cost $650,000-purchased
                1994)......................       883,000
   176,500    Community Financial Corp.
                Illinois...................     2,206,250
   123,100    Dime Financial Corp.
                Connecticut*...............     1,415,650
   182,000    Downey Financial Corp........     3,640,000
   111,700    Eastern Bancorp, Inc.........     2,485,325
    34,800    FFE Financial Corp.*.........       635,100
    76,200    Financial Security Corp......     1,466,850
   105,000    First Bell Bancorp, Inc......     1,338,750
    63,000    First Fed Bancorp, Inc.......     1,480,500
     2,000    First Federal Bankshares.....        40,000
   145,000    First Mutual Bancorp, Inc....     1,812,500
   346,000    First Republic Bancorp,
                Inc........................     4,498,000
   139,000    FirstFed Financial Corp......     2,171,875
    56,000    FirstFed Michigan Corp.......     1,946,000
    77,000    Fort Bend Holdings Corp......     1,443,750
     1,805    Glendale Federal Bank
                California*................        29,783
   100,000    Great American Bancorp,
                Inc.*......................     1,325,000
   373,300    Greenpoint Financial Corp....    10,265,750
    57,900    Hallmark Capital Corp.*......       882,975
   420,000    HF Bancorp, Inc.*............     3,990,000
    10,000    HFB Financial Corp...........       180,000
    25,000    Home Bancorp*................       381,250
   140,000    ISB Financial Corp...........     2,170,000
    77,000    Industrial Bancorp, Inc......       972,125
    62,800    Kirksville Bancshares,
                Inc........................     2,574,800
   588,000    Long Island Bancorp, Inc.....    14,259,000
   196,000    Main Street Community
                Bancorp, Inc...............     3,283,000
   181,000    Mid Continent Bancshares,
                Inc........................     3,348,500
    84,700    NS & L Bancorp, Inc..........     1,079,925
    64,800    OSB Financial Corp...........     1,555,200
   467,200    People's Bank................     9,928,000
   174,600    Perpetual Federal Savings
                Bank.......................     2,204,325
   321,600    Queens County Bancorp,
                Inc........................    12,783,600
   182,000    Redfed Bancorp, Inc.*........     1,729,000
    93,800    Redwood Financial, Inc.*.....  $    891,100
   617,000    River Bank America New
                York.......................     4,164,750
    53,850    Rock Financial Corp..........     1,453,950
    47,800    Rowan Savings Bank, Inc.*....       717,000
   140,000    SFFed Corp...................     4,217,500
   125,600    SFS Bancorp, Inc.*...........     1,601,400
   206,000    SGV Bancorp, Inc.*...........     1,957,000
    10,000    Telebanc Financial Corp.*....        65,000
    16,500    Three Rivers Financial
                Corp.*.....................       198,000
    57,100    Tri-County Bancorp, Inc......       927,875
    24,000    Valley Federal Savings
                Bank.......................       612,000
   300,000    Westcorp, Inc................     6,075,000
    26,000    Workingmens Capital Holdings,
                Inc........................       416,000
                                             ------------
                                              137,416,533
                                             ------------
              Other Financial Intermediaries--24.5%
   294,000    CTL Credit, Inc.*............     4,263,000
   378,000    Express America Holdings
                Corp.*.....................     2,126,250
   355,200    First Financial Caribbean
                Corp.......................     5,949,600
   112,000    First Mortgage Corp..........       588,000
   278,000    Hamilton Financial
                Services*..................       590,750
   273,000    Imperial Credit Industries,
                Inc.*......................     7,575,750
   619,300    Inco Homes Corp.*............       619,300
    99,000    PMC Commercial Trust.........     1,435,500
   330,000    Prime Capital Corp.*.........       453,750
   199,000    Prime Residential, Inc.......     3,059,625
   144,000    Redwood Trust, Inc...........     2,844,000
   160,983(D) Redwood Trust, Inc.*
                (cost $2,144,473-purchased
                1995)......................     3,179,414
   140,000    Schuler Homes, Inc.*.........     1,610,000
   126,000    Security Capital Corp.
                (Wisconsin)................     6,678,000
   444,000    Standard Financial, Inc.*....     6,216,000
   539,500    Sundance Homes, Inc.*........     1,348,750
    30,594(D) Tempest Reinsurance Co.,
                Ltd.*
                (cost $3,061,449-
                purchased 1993-1995).......     4,344,348
                                             ------------
                                               52,882,037
                                             ------------
              Total common stocks
                (cost $146,808,138)........   190,298,570
                                             ------------
              Preferred Stocks--1.9%
   100,000    Community Bank Huntington
                Park.......................     2,425,000
    68,000    River Bank America New
                York.......................     1,564,000
                                             ------------
              Total preferred stocks
                (cost $4,129,713)..........     3,989,000
                                             ------------

                                          See Notes to Financial Statements.

---------------------------------------------------------
                                                Value
Warrants             Description               (Note 1)
---------------------------------------------------------
           Warrants*--0.6%
 50,000    Community Bank,
             expiring June '99.............  $    112,500
160,876(D) Redwood Trust, Inc.,
             expiring December '97.........     1,206,570
                                             ------------
           Total warrants (cost
             $368,663).....................     1,319,070
                                             ------------
           Total long-term investments
             (cost $151,306,514)...........   195,606,640
                                             ------------
Principal
Amount
 (000)     SHORT-TERM INVESTMENTS--10.2%
-------
           Brookline Savings Bank,
             Certificates of Deposit,
$     3    5.50%, 10/14/95.................         2,670
      1    4.00%, 10/25/95.................         1,064
      1    5.00%, 12/11/95.................         1,151
 22,066    Swiss Bank Corp.,
             Repurchase Agreement, 6.43%,
             dated 9/29/95, due 10/2/95 in
             the amount of $22,077,824
             (cost $22,066,000;
             collateralized by $22,765,000
             U.S. Treasury Notes, 5.25%,
             due 10/1/95; value including
             accrued
             interest-$22,598,083).........    22,066,000
                                             ------------
           Total short-term investments
             (cost $22,070,885)............    22,070,885
                                             ------------
           Total Investments--100.8%
             (cost $173,377,399; Note 3)...   217,677,525
           Liabilities in excess of other
             assets--(0.8%)................    (1,695,130)
                                             ------------
           Net Assets--100%................  $215,982,395
                                             ------------
                                             ------------

------------------
   * Non-income producing security.
 (D) Indicates a restricted security; the cost of such securities is $6,063,136. The aggregate value ($9,613,332) is approximately 4.5% of net assets.


----------------------------------------------------------
FIRST FINANCIAL FUND, INC.
Statement of Assets and Liabilities
September 30, 1995
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $173,377,399)........................   $217,677,525
Cash...................................            482
Dividends and interest receivable......         93,336
Deferred expenses and other assets.....         77,258
                                          ------------
    Total assets.......................    217,848,601
                                          ------------
Liabilities
Payable for investments purchased......      1,182,748
Advisory fee payable...................        555,035
Administration fee payable.............         70,130
Accrued expenses.......................         43,738
Deferred director's fees...............         14,555
                                          ------------
    Total liabilities..................      1,866,206
                                          ------------
Net Assets.............................   $215,982,395
                                          ------------
                                          ------------
Net assets were comprised of:
  Common stock, at par;
    15,823,742 shares issued...........   $     15,824
  Paid-in capital in excess of par.....    155,795,303
  Cost of 1,501,100 shares held in
    treasury...........................    (17,300,834)
                                          ------------
                                           138,510,293
  Undistributed net investment
    income.............................      1,586,312
  Accumulated net realized gains.......     31,585,664
  Net unrealized appreciation of
    investments........................     44,300,126
                                          ------------
  Net assets, September 30, 1995.......   $215,982,395
                                          ------------
                                          ------------
Net asset value per share ($215,982,395
  / 14,322,642 shares of common stock
  outstanding).........................         $15.08
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to Financial Statements.

----------------------------------------------------------
FIRST FINANCIAL FUND, INC.
Statement of Operations
Six Months Ended September 30, 1995
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends.............................   $ 1,822,694
  Interest..............................       156,594
                                           -----------
    Total income........................     1,979,288
                                           -----------
Expenses
  Investment advisory fee...............       594,183
  Administration fee....................       135,104
  Custodian's fees and expenses.........        51,000
  Insurance expense.....................        31,000
  Reports to shareholders...............        28,000
  Legal fees and expenses...............        24,000
  Director's fees.......................        16,000
  Audit fee.............................        12,500
  Listing fees..........................        12,000
  Transfer agent's fees and expenses....         9,000
  Miscellaneous.........................         5,019
                                           -----------
    Total operating expenses............       917,806
    Loan interest (Note 4)..............       259,840
                                           -----------
    Total expenses......................     1,177,646
                                           -----------
Net investment income...................       801,642
                                           -----------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
  transactions..........................    23,391,760
Net change in unrealized
  appreciation/depreciation of
  investments...........................    33,574,752
                                           -----------
Net gain on investments.................    56,966,512
                                           -----------
Net Increase in Net Assets
Resulting from Operations...............   $57,768,154
                                           -----------
                                           -----------

----------------------------------------------------------
FIRST FINANCIAL FUND, INC.
Statement of Changes
in Net Assets
(Unaudited)
----------------------------------------------------------

Increase (Decrease)
in Net Assets
                              Six Months
                                 Ended        Year Ended
                             September 30,    March 31,
                                 1995            1995
                             -------------   ------------
Operations
  Net investment income..... $     801,642   $    753,685
  Net realized gain on
    investment
    transactions............    23,391,760     34,989,298
  Net change in unrealized
   appreciation/depreciation
    of investments..........    33,574,752     (1,072,927)
                             -------------   ------------
  Net increase in net assets
    resulting from
    operations..............    57,768,154     34,670,056
                             -------------   ------------
Dividends and distributions
  (Note 1)
  Dividends from net
    investment income.......            --       (281,714)
  Distributions from net
    realized gains on
    investments.............            --    (49,356,052)
Value of Fund shares issued
  to shareholders in
  reinvestment of dividends
  and distributions.........            --     29,609,858
                             -------------   ------------
Total increase..............    57,768,154     14,642,148
Net Assets
Beginning of period.........   158,214,241    143,572,093
                             -------------   ------------
End of period............... $ 215,982,395   $158,214,241
                             -------------   ------------
                             -------------   ------------

See Notes to Financial Statements.        See Notes to Financial Statements.

----------------------------------------------------------
FIRST FINANCIAL FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------
   First Financial Fund, Inc. (the ``Fund'') was incorporated in Maryland on March 3, 1986, as a closed-end, diversified investment company. The Fund had no operations until April 24, 1986, when it sold 10,000 shares of common stock for $100,000 to Wellington Management Company (the ``Investment Adviser''). Investment operations commenced on May 1, 1986. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing in securities issued by savings and banking institutions and their holding companies. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting            The following is a summary of
Policies                      significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.
Securities Valuation: Each security traded on a national securities exchange will be valued on the basis of the last sales price on the valuation date on the principal exchange on which the security is traded. Securities traded in the over-the-counter market and on one or more exchanges will generally be valued using the quotations the Board of Directors or its delegate believe reflect most closely the value of such securities. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price. Securities for which market quotations are not readily available, including restricted securities, will be valued at fair value as determined in good faith according to pricing procedures developed by the Investment Adviser and approved by the Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   In connection with repurchase agreement transactions with financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   The Fund may invest up to 20% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law (``restricted securities''). With regards to the restricted securities held by the Fund at September 30, 1995, the Fund may not demand registration by the issuers. Restricted securities are valued pursuant to the valuation procedures noted above.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis.
Federal Income Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund expects to declare and pay, at least annually, dividends from net investment income and any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales.

Note 2. Agreements            The Fund has agreements
                              with the Investment Adviser and with Prudential
Mutual Fund Management, Inc. (the ``Administrator''). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.
   The investment advisory agreement provides for the Investment Adviser to receive a fee, computed monthly and payable quarterly, at the following annual rates: .75% of the Fund's average month-end net assets up to and including $50 million, and .625% of such assets in excess of $50 million. The administration agreement provides for the Administrator to receive a fee, computed monthly and payable quarterly, at the annual rate of .15% of the Fund's average month-end net assets.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the six months ended
September 30, 1995 were $67,953,501 and $102,257,383, respectively.
   The cost basis of the Fund's investments, including short-term investments, at September 30, 1995 was $173,604,424; and, accordingly, net unrealized appreciation for federal income tax purposes was $44,073,101 (gross unrealized appreciation--$52,889,044; gross unrealized depreciation--$8,815,943).

Note 4. Borrowings            The Fund has a credit agree-
                              ment (the ``Agreement'') with an unaffiliated
lender. The maximum commitment under the Agreement is $20,000,000. These borrowings may be set to any desired maturity from one week to one year at a rate of interest determined by the lender at the time of borrowing.
   While outstanding, each borrowing will bear interest, pay-able at maturity. The average daily balance outstanding for the six months ended September 30, 1995 was $9,516,340 at a weighted average interest rate of 7.0%. The highest face amount of borrowing outstanding at any month end during the six months ended September 30, 1995 was $16,000,000. There were no borrowings outstanding as of September 30, 1995.
   The Fund has paid commitment fees at an annual rate of .25 of 1% on any unused portion of the credit facility. Commitment fees are included in ``Loan Interest'' as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

Note 5. Capital               There are 50 million shares of
                              $.001 par value common stock authorized. Of the
15,823,742 shares issued as of September 30, 1995, the Investment Adviser owned 10,994 shares. During the fiscal year ended March 31, 1995, the Fund issued 3,054,137 shares in connection with a cash distribution paid in stock.

Note 6. Quarterly Data

                        Net increase
                                                                          Net
realized and          (decrease) in net

unrealized                   assets
                                                  Net investment         gains
(losses) on            resulting from
                                   Total          income (loss)
investments                 operations
Quarterly Period Ended             income       Amount    Per share      Amount
    Per share      Amount      Per share
------------------------------  ------------   --------------------
------------------------   ------------------------
June 30, 1993                      $528,908    $100,191      $.01
$(1,925,304)   $(0.24)     $(1,825,113)   $(0.23)
September 30, 1993                  635,894      91,662       .01
23,869,025      2.91       23,960,687      2.92
December 31, 1993                   954,028     430,492       .04
4,848,157       .59        5,278,649       .63
March 31, 1994                      415,658    (231,147)     (.02)
28,365       .01         (202,782)     (.01)
June 30, 1994                       693,673      68,402        --
25,586,650      2.10       25,655,052      2.10
September 30, 1994                  682,673       5,485        --
12,652,303      1.03       12,657,788      1.03
December 31, 1994                   909,582     221,473       .02
(20,859,871)    (1.70)     (20,638,398)    (1.68)
March 31, 1995                    1,071,378     458,325       .03
16,537,289      1.33       16,995,614      1.36
June 30, 1995                       953,648     351,644       .03
22,772,287      1.58       23,123,931      1.61
September 30, 1995                1,025,640     449,998       .03
34,194,225      2.39       34,644,223      2.42

                                       Dividends
                                          and                  Share
                                     distributions             price
Quarterly Period Ended            Amount      Per share    High     Low
------------------------------  -----------------------   ---------------
June 30, 1993                            --        --      $ 15 1/2  $ 13 3/8
September 30, 1993                       --        --        17 3/4    14 3/8
December 31, 1993                        --        --        19 3/4    17
March 31, 1994                  $59,182,960     $6.68        18 5/8    11 1/4
June 30, 1994                            --        --        15 1/2    11 3/4
September 30, 1994                       --        --        17 1/8    14
December 31, 1994                        --        --        16       12
March 31, 1995                   49,637,766      4.41        14 3/4    11 1/8
June 30, 1995                            --        --        12 7/8    12 1/8
September 30, 1995                       --        --        16 1/4    14 1/2

--------------------------------------------------------------------------------
FIRST FINANCIAL FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                                     Six Months
                                                        Ended
       Year ended March 31,
                                                    September 30,
------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                        1995           1995
    1994        1993       1992       1991
                                                    -------------    --------
  --------    --------    -------    -------
Net asset value, beginning of period.............     $   11.05      $  12.74
  $  16.52    $  10.50    $  6.35    $  7.09
                                                    -------------    --------
  --------    --------    -------    -------
Income from investment operations
Net investment income............................           .06           .05
       .04         .08        .11        .18
Net realized and unrealized gain (loss) on
  investments....................................          3.97          2.76
      3.27        7.89       4.15       (.71)
                                                    -------------    --------
  --------    --------    -------    -------
  Total from investment operations...............          4.03          2.81
      3.31        7.97       4.26       (.53)
                                                    -------------    --------
  --------    --------    -------    -------
Less dividends and distributions
Dividends from net investment income.............            --          (.03)
     (.05)       (.02)      (.11)      (.18)
Distributions in excess of net investment
  income.........................................            --            --
        --          --       (.01)      (.03)
Distributions from net capital gains.............            --         (4.38)
    (6.63)      (2.02)        --         --
                                                    -------------    --------
  --------    --------    -------    -------
  Total dividends and distributions..............            --         (4.41)
    (6.68)      (2.04)      (.12)      (.21)
                                                    -------------    --------
  --------    --------    -------    -------
Increase resulting from Fund share repurchase....            --            --
       .08         .12        .01         --
Capital charge resulting from the issuance of
  Fund shares....................................            --          (.09)
     (.49)       (.03)        --         --
                                                    -------------    --------
  --------    --------    -------    -------
Net asset value, end of period...................     $   15.08      $  11.05
  $  12.74    $  16.52    $ 10.50    $  6.35
                                                    -------------    --------
  --------    --------    -------    -------
                                                    -------------    --------
  --------    --------    -------    -------
Market price per share, end of period............     $  14.625      $ 11.125
  $  12.00    $ 15.125    $ 10.00    $  6.25
                                                    -------------    --------
  --------    --------    -------    -------
                                                    -------------    --------
  --------    --------    -------    -------
TOTAL INVESTMENT RETURN(b).......................         36.47%        34.83%
    24.22%      72.89%     62.32%     (3.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................     $ 215,982      $158,214
  $143,572    $154,090    $99,067    $59,979
Average net assets (000).........................     $ 189,676      $164,322
  $158,100    $125,361    $80,947    $54,198
Ratios to average net assets:
  Expenses, before loan interest, commitment fees
    and nonrecurring expenses....................          0.96%(a)      1.03%
     1.11%       1.13%      1.23%      1.55%
  Total expenses.................................          1.24%(a)      1.58%
     1.36%       1.21%      1.65%      2.14%
  Net investment income..........................          0.85%(a)      0.46%
     0.25%       0.62%      1.33%      3.06%
Portfolio turnover rate..........................            36%          103%
      139%        105%        89%        42%
Total debt outstanding at end of period (000
  omitted).......................................            --      $ 16,000
  $ 15,000          --    $ 9,000    $ 3,000
Asset coverage(c)................................            --      $ 10,888
  $ 10,571          --    $12,007    $20,993

---------------
 (a) Annualized.
 (b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
 (c) Per $1,000 of debt outstanding.
     Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
See Notes to Financial Statements.

                         SUPPLEMENTAL PROXY INFORMATION

   The Annual Meeting of Shareholders of First Financial Fund, Inc. (The ``Fund'') was held on July 31, 1995 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:


(1)      To elect the following two directors to serve as follows:

              Director          Class        Term       Expiring
         ------------------     ------     --------     ---------
         Robin B. Smith          III       3 years        1998
         Nancy H. Teeters        III       3 years        1998
         Directors whose term of office continued beyond this meeting are Daniel
S. Ahearn, Edward D.
         Beach and Thomas T. Mooney.
         To ratify the selection of Deloitte & Touche LLP as independent public accountants for the
(2)      fiscal year ending March 31, 1996.
(3)      To transact such other business as may properly come before the meeting or any adjournment
         thereof.

   The results of the proxy solicitation on the above matters were as follows:

            Director/Auditor        Votes for     Votes against     Votes
withheld     Abstentions
         ----------------------    -----------    --------------
---------------    ------------
(1)      Robin B. Smith            11,872,912           --              75,559
            --
         Nancy H. Teeters          11,846,978           --              101,493
           --
(2)      Deloitte & Touche LLP     11,828,820         55,368              --
           64,284
(3)      There was no other business voted upon at the Annual Meeting of
Shareholders.

      Directors
      Daniel S. Ahearn
      Edward D. Beach
      Thomas T. Mooney
      Robin B. Smith
      Nancy H. Teeters
      Investment Adviser
      Wellington Management Company
      75 State Street
      Boston, Massachusetts 02109
      Administrator
      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292
      Custodian and Transfer Agent
      State Street Bank and Trust Company
      One Heritage Drive
      North Quincy, Massachusetts 02171
      Independent Accountants
      Deloitte & Touche LLP
      Two World Financial Center
      New York, New York 10281
      Legal Counsel
      Kirkpatrick & Lockhart LLP
      1800 M Street, N.W.
      Washington, D.C. 20036
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
        The accompanying financial statements as of September 30, 1995, were not audited and, accordingly, no opinion is expressed on them.
        This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

                           First Financial Fund, Inc.
                               One Seaport Plaza
                               New York, NY 10292
                         For information call toll free
                                 (800) 451-6788